                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement         [ ]     Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           SCUDDER VARIABLE SERIES II

               (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:


(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4)  Proposed maximum aggregate value of transaction:


(5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:


(2)  Form, Schedule or Registration Statement no.:


(3)  Filing Party:


(4)  Date Filed:

[LOGO] Scudder
Investments

important news

FOR SCUDDER VARIABLE SERIES II SHAREHOLDERS AND CONTRACT OWNERS

SVS Mid Cap Growth Portfolio
SVS Strategic Equity Portfolio
SVS Venture Value Portfolio

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Portfolio that will be the subject of a shareholder vote.

--------------------------------------------------
                                                                            Q&A
Q  What is happening?

A On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Zurich Scudder Investments, Inc., your Portfolio's investment manager ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name. Your Portfolio will continue to be branded and marketed as a "Scudder" fund.

As a result of the sale of Scudder to Deutsche Bank, your Portfolio's investment management agreement with Scudder will terminate. In order for Scudder to continue to serve as investment manager of your Portfolio, the Portfolio's shareholders must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement as well as certain other matters. You are being asked to vote on the new investment management agreement for your Portfolio as well as a new sub-advisory agreement. The Board members of your Portfolio, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Portfolio and each other proposal applicable to your Portfolio.

--------------------------------------------------------------------------------
                                                              February 21, 2002

Q&A continued

--------------------------------------------------------------------------------

Q Why am I being asked to vote on the proposed new investment management agreement?

A The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Portfolio, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Portfolio in order for Scudder to continue serving as your Portfolio's investment manager.

Q What will happen if shareholders do not approve the new investment management agreement?

A If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Portfolio's Board will take such action as it deems to be in the best interests of your Portfolio, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Additional Information."

Q How will the Transaction with Deutsche Bank affect me as a Portfolio shareholder?

A Your investment in your Portfolio will not change as a result of the Transaction. You will still own the same shares in the same Portfolio, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Your Portfolio's investment management agreement will still be with Scudder, except that Scudder will be combined with and integrated into Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Portfolio.

The terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.


--------------------------------------------------------------------------------
                                               (continued on inside back cover)

                                                              February 21, 2002

Dear Shareholder:

   The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Zurich Scudder Investments, Inc. ("Scudder") have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Portfolio, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

   The following important facts about the Transaction are outlined below:

  . The Transaction will have no effect on the number of shares you own or the value of those shares.

  . The investment management fee rate applicable to your Portfolio under the new investment management agreement is the same as that currently in effect.

  . Your Portfolio's investment management agreement will still be with Scudder, and, except as noted below, the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement. Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Portfolio. Under the new investment management agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

  . The members of your Portfolio's Board, including those who are not affiliated with Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

   You are also being asked to approve certain other matters that have been set forth in the Notice of Special Meeting of Shareholders.

   Please take the time to read the enclosed materials.

   The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Portfolio. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

   To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card(s). Because all of the funds for which Scudder acts as investment manager are holding shareholder meetings regarding these and other issues, you may receive more than one proxy card. If so, please vote each one.

   Your vote is very important to us. If we do not hear from you by March 8, 2002, our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.

Respectfully,

/s/ MARK S. CASADY
Mark S. Casady
President

                          SCUDDER VARIABLE SERIES II

                         SVS Mid Cap Growth Portfolio
                        SVS Strategic Equity Portfolio
                          SVS Venture Value Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders (the "Meeting") of each portfolio listed above (each portfolio is referred to as a "Portfolio" and, collectively, the "Portfolios"), each a series of Scudder Variable Series II, will be held at the offices of Zurich Scudder Investments, Inc., 13/th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meetings:

Proposal 1: For each Portfolio, to approve a new investment management agreement for the
            Portfolio with Zurich Scudder Investments, Inc.;
Proposal 2: (For shareholders of SVS Mid Cap Growth Portfolio only) to approve a new sub-
            advisory agreement between the Portfolio's investment manager and Turner
            Investment Partners, Inc.;
Proposal 3: (For shareholders of SVS Strategic Equity Portfolio only) to approve a new sub-advisory agreement between the Portfolio's investment manager and Oak Associates, Ltd.; and
Proposal 4: (For shareholders of SVS Venture Value Portfolio only) to approve a new sub-advisory agreement between the Portfolio's investment manager and Davis Selected Advisors,
            L.P.

   The Board of each Portfolio unanimously recommends that shareholders vote FOR all applicable Proposals.

   The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

   Holders of record of shares of each Portfolio at the close of business on February 15, 2002 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

   In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                              /s/ JOHN MILLETTE
                                                                  John Millette
                                                                      Secretary

   February 21, 2002

   IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                                              February 21, 2002

                          SCUDDER VARIABLE SERIES II

                         SVS Mid Cap Growth Portfolio
                        SVS Strategic Equity Portfolio
                          SVS Venture Value Portfolio

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                PROXY STATEMENT

                                    General

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are referred to as the "Trustees") of Scudder Variable Series II (the "Trust") in connection with the Special Meeting of Shareholders of each portfolio listed above (each portfolio is referred to as a "Portfolio" and, collectively, the "Portfolios"), to be held at the offices of Zurich Scudder Investments, Inc., investment manager of each Portfolio ("Scudder" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting").

   Proposal 1 relates to the approval of a new investment management agreement for each Portfolio, Proposal 2 is only relevant to shareholders of SVS Mid Cap Growth Portfolio and relates to the approval of a new sub-advisory agreement with Turner Investment Partners, Inc., Proposal 3 is only relevant to shareholders of SVS Strategic Equity Portfolio and relates to the approval of a new sub-advisory agreement with Oak Associates, Ltd., and Proposal 4 is only relevant to shareholders of SVS Venture Value Portfolio and relates to the approval of a new sub-advisory agreement with Davis Selected Advisors, L.P. As discussed below, shareholder approval of the Proposals will have no effect upon the investment management fee rates currently in effect. The transaction is described below under "Information Concerning the Transaction and Deutsche Bank."

   Each Portfolio is available exclusively as a funding vehicle for variable life insurance policies ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). Individual VLI and VA contract owners are not the "shareholders" of the Portfolios. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the Meeting. This Proxy Statement is, therefore, furnished to contract owners entitled to give voting instructions with regard to the Portfolios. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders and contract owners on or about February 21, 2002 or as soon as practicable thereafter.

   The Board of each Portfolio unanimously recommends that shareholders vote FOR all Proposals. The vote required to approve these Proposals is described under "Additional Information."

   In the descriptions of the Proposals below, for simplicity, actions are described as being taken by a Portfolio that is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Portfolio.

   Each Portfolio provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for a Portfolio and a copy of any more recent semi-annual report, without charge. To request these reports, Allmerica customers (all Gateway contracts) should call (800) 782-8380. All Zurich Life customers (all Destinations contracts) should call (800) 621-5001 or consult with your quarterly statement if your contract is serviced through another insurance provider.

   The following table identifies the Portfolios entitled to vote on each Proposal.

                                                                     SVS Mid
                                                                       Cap      SVS Strategic
                                                                     Growth        Equity       SVS Venture
                             Proposal                               Portfolio     Portfolio   Value Portfolio
                             --------                              ------------ ------------- ---------------
1. To approve a new investment management agreement for the        (check mark) (check mark)   (check mark)
  Portfolio with Scudder
2. To approve a new sub-advisory agreement between the             (check mark)
  Portfolio's investment manager and Turner Investment Partners,
  Inc.
3. To approve a new sub-advisory agreement between the                          (check mark)
  Portfolio's investment manager and Oak Associates, Ltd.
4. To approve a new sub-advisory agreement between the                                         (check mark)
  Portfolio's investment manager and Davis Selected Advisors, L.P.

                          Proposal 1: Approval of New
                        Investment Management Agreement

Introduction

   Scudder acts as the investment manager to each Portfolio pursuant to an investment management agreement entered into by each Portfolio and Scudder (each, a "Current Investment Management Agreement" and collectively, the "Current Investment Management Agreements"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion of assets in open- and closed-end investment companies managed in the United States.

   Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of each Portfolio's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements" and, together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Portfolio and Scudder is being proposed for approval by shareholders of each Portfolio. The form of New Investment Management Agreement is attached hereto as Exhibit A. The terms of the New Investment Management Agreement for each Portfolio are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, under the New Investment Management Agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. See "Differences Between the Current and New Investment Management Agreements." The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreements" below.

   In the event that the Transaction does not, for any reason, occur, each Current Investment Management Agreement will continue in effect in accordance with its terms.

   The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Trust by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

   On February 4, 2002, the Board of the Trust, including each Trustee who is not an "interested person" (an "Interested Person") of the Investment Manager, Deutsche Bank or the Trust within the meaning of the 1940 Act (each is referred to as a "Non-interested Trustee"), voted unanimously to approve the New Investment Management Agreements and to recommend their approval to shareholders.

   For information about the Board's deliberations and the reasons for its recommendation, please see "Board Considerations" below.

   The Board of the Trust unanimously recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for that Portfolio.

Information Concerning the Transaction and Deutsche Bank

  Description of the Transaction

   On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, it is proposed that Scudder will change its name to Deutsche Investment Management (Americas) Inc. and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

   The Transaction will take place in three steps:

   . First, in a merger pursuant to a separate Merger Agreement, the Zurich
     Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

   . Second, Scudder will transfer its ownership interest in Threadneedle
     Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

   . Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

   In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Deutsche Bank."

   As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If a New Investment Management Agreement is not approved by a Portfolio's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board would make such arrangements for the management of that Portfolio's investments as it deems appropriate and in the best interests of that Portfolio, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder.

   The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Portfolios, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct with such exceptions as would not have a material adverse effect on Scudder; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close early in the second quarter of 2002.

   Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below.

   Appendix 1 provides information regarding Scudder's current business, including its stockholders, directors and officers.

  Deutsche Bank

   Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies which in the aggregate had approximately $53 billion in assets as of December 31, 2001.

   Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. Deutsche Bank has guaranteed the obligations of each of its subsidiaries that has a contractual relationship with the Portfolios, which, following the Transaction, will include Scudder.

   As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

   Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

Board Considerations

   On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving its majority owned subsidiary, Scudder. Over the course of the following months, the Non-interested Trustees met numerous times by themselves, with their legal counsel and with senior Scudder and Zurich Financial personnel to discuss Scudder's organizational structure, expectations with respect to potential transactions and the potential benefits and risks to the Portfolios and other funds managed by Scudder and their shareholders from a strategic transaction. The Non-interested Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Scudder. These basic principles were communicated to Scudder and were intended to be shared with any potential strategic partner.

   On September 23, 2001, Zurich Financial and Deutsche Bank entered into a "heads of agreement" whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's U.K. operations) from Zurich Financial. At a meeting on September 24, 2001, the Trustees met with senior Scudder and Deutsche Bank personnel to discuss the proposed acquisition of Scudder by Deutsche Bank, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank and Scudder's views on the proposed acquisition.

   As part of their due diligence, the Non-interested Trustees separately discussed items they wanted to raise with Deutsche Bank and Scudder in connection with the proposed transaction and directed their counsel to create lists of issues for discussion, which were provided to Scudder and Deutsche Bank. In addition, the Non-interested Trustees engaged various consultants to help them evaluate the proposed transaction.

   On October 9, 2001, the Non-interested Trustees met with the chief executive officer of Deutsche Asset Management to discuss the proposed acquisition of Scudder, Deutsche Bank's strategic views of the mutual fund business and Deutsche Bank's proposed strategy for managing the Portfolios and other funds managed by Scudder.

   On December 3, 2001, Zurich Financial and Deutsche Bank signed a definitive agreement finalizing Deutsche Bank's agreement to acquire Scudder in accordance with the "heads of agreement." Thereafter, on many occasions, the Non-interested Trustees were given extensive information about the Transaction, and Scudder and Deutsche Bank responded to numerous issues and questions raised by the Non-interested Trustees. The Non-interested Trustees met many times between December 3, 2001 and February 4, 2002 with legal counsel to discuss the Transaction and Deutsche Bank's and Scudder's responses to their issues lists and questions. They carefully reviewed the materials presented by Deutsche Bank and Scudder and met with many senior Deutsche Bank and Scudder personnel, including a meeting on January 14, 2002 with certain members of the Group Executive Committee of Deutsche Bank.

   Throughout the process, the Non-interested Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. As a result of their review and consideration of the Transaction and the proposed New Investment Management Agreements, at a meeting on February 4, 2002, the Board of the Trust voted unanimously to approve the New Investment Management Agreements and to recommend them to the shareholders of each Portfolio for their approval.

   In connection with its review, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction; and the future plans of Deutsche Bank and Scudder with respect to Scudder's affiliated entities and the Portfolios. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies. Deutsche Bank represented that although it expects to achieve significant savings over the combined stand-alone expense bases for the Deutsche Asset Management and Scudder organizations, it will be able to spend more than Scudder spent independently, and that Deutsche Bank's expense savings could be achieved without adversely affecting the Portfolios.

   In responding to the Non-interested Trustees' inquiries, Deutsche Bank identified as one of its main goals the maximization of value for the Portfolios' shareholders and for the shareholders of other funds managed by Scudder through its efforts to deliver superior investment performance, distinctive shareholder service experiences and competitive expense ratios.

   Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and Scudder. The Non-interested Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. He informed the Trustees that Deutsche Bank intended to streamline and upgrade the combined organization's portfolio management teams, while providing them with improved portfolio analytics and tools, and implementing close management oversight. He said that all investment personnel for the combined organization, with some exceptions for specialized fixed-income and international equity products, will be located in New York.

   The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for Scudder. The Board also considered that, for a number of funds managed by Scudder, Deutsche Bank intended to change the fund's portfolio managers after consummation of the Transaction. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates.

   The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration. The Board noted that Deutsche Bank represented that it expected the management teams and personnel currently providing these services to the Portfolios, and the systems currently used by them to support these functions, to remain largely in place.

   In connection with its deliberations, the Board obtained certain assurances from Deutsche Bank, including the following:

   . Deutsche Bank has provided the Board with such information as is reasonably necessary to evaluate the New Investment Management Agreements.

   . Deutsche Bank's acquisition of Scudder enhances its core focus of expanding its global asset management business. With that focus, Deutsche Bank will devote to Scudder and its affairs the attention and resources designed to provide for each Portfolio top quality investment management, shareholder, administrative and product distribution services.

   . The Transaction is not expected to result in any adverse change in the investment management or operations of the Portfolios; and Deutsche Bank does not anticipate making any material change in the manner in which investment advisory services or other services are rendered to each Portfolio which has the potential to have a material adverse effect upon any Portfolio.

   . Deutsche Bank is committed to the continuance, without interruption, of services to the Portfolios of at least the type and quality currently provided by Scudder and its affiliates, or superior thereto.

   . In order to retain and attract key personnel, Deutsche Bank intends to maintain overall compensation and performance incentive policies and practices at market levels or better.

   . Deutsche Bank intends to maintain the distinct brand quality of the funds managed by Scudder and is committed to strengthening and enhancing the brand and the intermediary distribution channels.

   . Deutsche Bank will promptly advise the Board of decisions materially affecting the Deutsche Bank organization as they relate to the Portfolios. Deutsche Bank has represented to the Board that neither this, nor any of the other above commitments, will be altered by Deutsche Bank without the Board's prior consideration.

   Deutsche Bank and Zurich Financial each assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). Upon consummation of the Transaction, it is expected that Linda C. Coughlin, currently an Interested Person of the Trust, will resign from the Board and that a senior executive of Deutsche Bank will be appointed by the Board of each Portfolio to fill the vacancy created by Ms. Coughlin's resignation. In addition, after careful review and consideration, the Non-interested Trustees of the Board determined that it would be in the best interests of the Trust to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. Deutsche Bank believes, and the Board members agreed, that these changes in the Board composition will facilitate the integration of Scudder into Deutsche Asset Management by providing perspective and insight relating to experience working with the Deutsche Bank organization. The Nominating and Governance Committee intends to consider a number of candidates and, as a result, the Non-interested Trustees expect to appoint an additional Board member from those candidates who currently act as non-interested board members of funds managed by Deutsche Asset Management. If reconstituted as proposed, the Board will continue to be in compliance with Section 15(f).

   To meet the second condition of Section 15(f), an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

   Deutsche Bank and Zurich Financial are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Portfolio as a result of the Transaction. Deutsche Bank and Zurich Financial have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Portfolio in connection with the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meeting of, the Portfolios' shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Portfolios and the Non-interested Trustees. In addition, because it is possible that the Board of each Portfolio may hold a series of special Board meetings following the closing of the Transaction in order to facilitate the integration of the management of the Portfolios into Deutsche Asset Management, Scudder has undertaken to waive or reimburse each Portfolio a portion of its management fee payable during the first year following the closing of the Transaction to ensure that the expenses associated with such meetings would not be borne by the Portfolios. Furthermore, Deutsche Bank has agreed to indemnify each Portfolio and the Non-interested Trustees from and against any liability and expenses based upon any misstatements and omissions by Deutsche Bank to the Non-interested Trustees in connection with their consideration of the Transaction.

   The Board noted that, in previously approving the continuation of the Current Investment Management Agreements, the Board had considered numerous factors, including the nature and quality of services provided by Scudder; investment performance, both of the Portfolios themselves and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Portfolios and relative peer groups; Scudder's profitability from managing the Portfolios; fall-out benefits to Scudder from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of Scudder; and the potential benefits to Scudder, the Portfolios and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

   In addition, in considering whether to approve the New Investment Management Agreement for each Portfolio (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for each Portfolio except, as described below under "Differences Between the Current and New Investment Management Agreements"), the Board considered the potential benefit to the Portfolios of providing the Investment Manager more flexibility in structuring portfolio management services for each Portfolio. The Board recognized that it may be beneficial to the Portfolios to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible by law, without incurring theexpense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolios would require the prior approval of a majority of the members of a Portfolio's Board, including a majority of the Non-interested Trustees; and
(ii) the management expenses incurred by the Portfolios would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Investment Management Agreements because any fees paid to a sub-adviser would be paid by the Investment Manager and not by the Portfolios. Scudder will retain full responsibility for the actions of any such sub-adviser or delegates.

   As a result of its review and consideration of the Transaction and the New Investment Management Agreements, at a meeting on February 4, 2002, the Board, including the Non-interested Trustees, voted unanimously to approve the New Investment Management Agreements and to recommend them to the Portfolios' shareholders for their approval.

Transfer Agent, Shareholder Service Agent and Principal Underwriter

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Portfolio. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, is the transfer and dividend-paying agent for each Portfolio. Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, a subsidiary of Scudder, is the principal underwriter and distributor for shares of each Portfolio and acts as agent of each Portfolio in the sale of its shares. Appendix 2 sets forth for each Portfolio the fees paid to SFAC, SISC and SDI during the last fiscal year of each Portfolio.

   SFAC and SISC, will continue to provide fund accounting and transfer agency services, respectively, to the Portfolios, as described above, under the current arrangements if the New Investment Management Agreements are approved. In addition, in light of the fact that the agreements with SDI will, by their terms, terminate upon the closing of the Transaction, at a meeting on February 4, 2002, the Board unanimously approved the continuation of these agreements following the closing of the Transaction. As such, SDI will continue to provide administrative, underwriting and distribution services under the current arrangements if the New Investment Management Agreements are approved.

   Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised by Scudder that have similar investment objectives to any of the Portfolios. (See Appendix 3 for information regarding the management fee rate, net assets and aggregate management fee paid for each Portfolio.)

Brokerage Commissions on Portfolio Transactions

   Scudder places orders for portfolio transactions on behalf of the Portfolios with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or a Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. In selecting brokers and dealers with which to place portfolio transactions for a Portfolio, Scudder may consider sales of shares of the Portfolios and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, Scudder's trading system and related brokerage policies may, in part or in whole, be conformed to those of Deutsche Bank. Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder, and that it does not expect that the types and levels of portfolio transactions/placements with particular brokers will materially differ from those of Scudder in the past.

Description of the Current Investment Management Agreements

   General. Under each Current Investment Management Agreement, Scudder provides each Portfolio with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held or sold, and what portion of each Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the investment objectives, policies and restrictions set forth in each Portfolio's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Trustees may determine.

   Investment Manager's Responsibilities. Each Current Investment Management Agreement states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Portfolio's registration statement, pay each Portfolio's office rent, render significant administrative services on behalf of each Portfolio (not otherwise provided by third parties) necessary for each Portfolio's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Trust's Board and reports and notices to Portfolio shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to each Portfolio (such as each Portfolio's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Portfolio operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Portfolio's transfer agent; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining or causing to be maintained for each Portfolio all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by each Portfolio's custodian or other agents of each Portfolio; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting issues that may arise with respect to each Portfolio's operations and consulting with each Portfolio's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Portfolio's operating expense budgets; reviewing each Portfolio's bills; processing the payment of bills that have been approved by an authorized person; assisting each Portfolio in determining the amount of dividends and distributions available to be paid by each Portfolio to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust, as it may reasonably request, in the conduct of each applicable Portfolio's business, subject to the direction and control of the Trust's Board.

   Portfolio Expenses. Under each Current Investment Management Agreement, each Portfolio is responsible for other expenses, such as organizational expenses (including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Portfolio; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Portfolio's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; compensation and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; the fees and expenses of each Portfolio's accounting agent for which each of the Portfolios is responsible pursuant to the applicable Fund Accounting Services Agreement; and the fees and expenses of each Portfolio's custodians, subcustodians, dividend disbursing agents and registrars. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of that Portfolio. Each Portfolio is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of the Trust with respect thereto. Each Portfolio is also responsible for the maintenance of books and records which are required to be maintained by each Portfolio's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Portfolio in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Portfolio and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Portfolio's portfolio securities; and other expenses.

   Expenses Paid by the Investment Manager. The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Trust (including each Portfolio's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to each Portfolio, the services of such Trustees, officers and employees as may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Portfolio is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Portfolio business) of Trustees, officers and employees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Portfolio's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of the Trust who are directors, officers or employees of the Investment Manager. During each Portfolio's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

   Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Portfolio pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Portfolio is set forth in Appendix 3.

   Liability of the Investment Manager. Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

   Termination of the Agreement. Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Portfolio may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio or by a vote of the Board. In addition, each Current Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Portfolio or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

Additional Information About the Investment Management Agreements

   The date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the shareholders of each Portfolio, the date when each New Investment Management Agreement was approved by the Trustees of each Portfolio and the termination date (unless continued) of each New Investment Management Agreement is included in Appendix 4.

The New Investment Management Agreements

   The New Investment Management Agreement for each Portfolio will be dated as of the date of the consummation of the Transaction, which is expected to occur early in the second quarter of 2002. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the corresponding Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of each Portfolio, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Portfolio do not approve the New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board of the Trust will take such action, if any, as it deems to be in the best interests of the Portfolio, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to each Portfolio in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.

Differences Between the Current and New Investment Management Agreements

   The terms of the New Investment Management Agreement for each Portfolio are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, to the extent permissible by law, pursuant to each New Investment Management Agreement the Investment Manager would be authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Non-interested Trustees and the full Board. Shareholders of a Portfolio that are affected by any adjustment would receive prompt notice following approval by the Non-interested Trustees. The management fee rates paid by the Portfolios would not increase as a result of any such action; all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser or delegates.

   The investment management fee rates paid by the Portfolios under the New Investment Management Agreements are the same as those currently in effect.

   The Trustees of the Trust unanimously recommend that shareholders of each Portfolio vote FOR the approval of a New Investment Management Agreement for that Portfolio.

             Proposal 2: Approval of a New Sub-Advisory Agreement
                     with Turner Investment Partners, Inc.
                 with Respect to SVS Mid Cap Growth Portfolio

   Scudder has entered into a sub-advisory agreement (the "Current Sub-Advisory Agreement"), on behalf of SVS Mid Cap Growth Portfolio (the "Mid Cap Growth Portfolio"), with Turner Investment Partners, Inc. ("Turner") pursuant to which Turner furnishes information, investment recommendations, advice and assistance to Scudder.

   The Current Sub-Advisory Agreement provides for its automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement applicable to the Mid Cap Growth Portfolio. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. Accordingly, a new sub-advisory agreement between Scudder and Turner (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of the Mid Cap Growth Portfolio. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit C. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement. The material terms of the Current Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreement" below and are qualified in their entirety by reference to Exhibit C.

   In the event that the Transaction does not, for any reason, occur, the Current Sub-Advisory Agreement will continue in accordance with its terms then in effect, as more fully described below.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, unanimously voted to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend their approval to the shareholders of the Mid Cap Growth Portfolio.

   In considering whether to approve the New Sub-Advisory Agreement, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered the New Sub-Advisory Agreement was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of Turner; (ii) the New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement; and (iii) the fees paid by the Investment Manager to Turner will remain the same as under the Current Sub-Advisory Agreement, the Board did not conduct a special review on the operations of Turner in approving the New Sub-Advisory Agreement.

   The Board unanimously recommends that shareholders of the Mid Cap Growth Portfolio vote in favor of the approval of the New Sub-Advisory Agreement.

Description of the Current Sub-Advisory Agreement

   Under the Current Sub-Advisory Agreement, Turner provides subadvisory services relating to the management of the Mid Cap Growth Portfolio's assets, including developing, recommending and implementing an investment program and strategy for the Mid Cap Growth Portfolio, providing research and analysis relative to the investment program and investments of the Mid Cap Growth Portfolio, determining which securities should be purchased, sold and, if applicable, loaned, monitoring on a continuing basis the performance of the investments of the Mid Cap Growth Portfolio to meet its stated investment objective and placing orders for execution of the Mid Cap Growth Portfolio's portfolio transactions. Turner is required to provide reports upon request on portfolio transactions and reports on assets held in the Mid Cap Growth Portfolio and will also inform Scudder, the officers of the Trust and the Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Mid Cap Growth Portfolio.

   Pursuant to the Current Sub-Advisory Agreement, Turner, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement.

   Under the Current Sub-Advisory Agreement, Turner receives a monthly fee based on a percentage of the average daily net assets of the Mid Cap Growth Portfolio. The monthly fee is calculated daily and is at an annual rate of 0.55% of the first $50 million of average daily net assets; 0.525% of the next $200 million of average daily net assets; and 0.50% of such average daily net assets in excess of $250 million. For the fiscal year ended December 31, 2001, the subadvisory fees paid by Scudder to Turner for the Mid Cap Growth Portfolio were $62,657.

   The Current Sub-Advisory Agreement is dated May 1, 2001 and would continue in effect until September 30, 2002 unless earlier terminated. The Current Sub-Advisory Agreement was last renewed by the Trustees on March 28, 2001 and was approved by the sole initial shareholder of the Mid Cap Growth Portfolio prior to its becoming effective, as required by the 1940 Act.

   The Current Sub-Advisory Agreement provides that Turner agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by Turner of its responsibilities under the Current Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless Turner against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Turner may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the Current Sub-Advisory Agreement.

   The Current Sub-Advisory Agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Mid Cap Growth Portfolio, or by Scudder or by Turner upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the Agreement, as defined in the 1940 Act, or upon termination of the Current Investment Management Agreement with the Trust, on behalf of the Mid Cap Growth Portfolio. In addition, Scudder or the Trust may terminate the Current Sub-Advisory Agreement upon immediate notice if Turner becomes statutorily disqualified from performing its duties under the Current Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

   The Current Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by the party against whom enforcement of the amendment is sought.

Differences Between the Current and New Subadvisory Agreements

   The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement.

Information about Turner

   Turner, 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 2001, Turner had discretionary management authority with respect to approximately $9.2 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

   Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and principal executive officer, as it relates to his duties at Turner, is 51235 Westlakes Drive, Suite 350, Berwyn, PA 19312. No Trustees or officers of the Trust are employees, officers, directors or shareholders of Turner.

      Robert E. Turner.  Chairman and Chief Investment Officer, Turner.

      Stephen J. Kneeley.  President, Turner.

      John H. Grady, Jr.  General Counsel and Chief Operating Officer, Turner.

      Thomas R. Trala.  Chief Financial Officer and Treasurer, Turner.

      Mark D. Turner.  Vice Chairman, Senior Portfolio Manager, Turner.

   Exhibit D sets forth the fees and other information regarding investment companies advised or sub-advised by Turner that have similar investment objectives to the Mid Cap Growth Portfolio. (See above for information regarding the sub-advisory fee rate and aggregate sub-advisory fee paid for the Mid Cap Growth Portfolio.)

Brokerage Commissions on Portfolio Transactions

   Turner places all orders for portfolio transactions of the Mid Cap Growth Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, Turner may place such orders with brokers and dealers who provide market, statistical and other research information to the Mid Cap Growth Portfolio or Turner. Turner is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by Turner.

   There were no brokerage commissions paid by the Mid Cap Growth Portfolio to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) of Turner for the most recently completed fiscal year.

Required Vote

   Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined under "Additional Information" below) of the Mid Cap Growth Portfolio.

  The Trustees unanimously recommend that shareholders of the Mid Cap Growth
      Portfolio vote FOR the approval of the New Sub-Advisory Agreement.

         Proposal 3: Approval of a New Sub-Advisory Agreement with Oak Associates, Ltd. with Respect to SVS Strategic Equity Portfolio

   Scudder has entered into a sub-advisory agreement (the "Current Sub-Advisory Agreement"), on behalf of SVS Strategic Equity Portfolio (the "Strategic Equity Portfolio"), with Oak Associates, Ltd. ("Oak") pursuant to which Oak furnishes information, investment recommendations, advice and assistance to Scudder.

   The Current Sub-Advisory Agreement provides for its automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement applicable to the Strategic Equity Portfolio. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. Accordingly, a new sub-advisory agreement between Scudder and Oak (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of the Strategic Equity Portfolio. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit C. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement. The material terms of the Current Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreement" below and are qualified in their entirety by reference to Exhibit C.

   In the event that the Transaction does not, for any reason, occur, the Current Sub-Advisory Agreement will continue in accordance with its terms then in effect, as more fully described below.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, unanimously voted to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of the Strategic Equity Portfolio.

   In considering whether to approve the New Sub-Advisory Agreement, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered the New Sub-Advisory Agreement was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of Oak and (ii) the New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, the Board did not conduct a special review on the operations of Oak in approving the New Sub-Advisory Agreement.

   The Board unanimously recommends that shareholders of the Strategic Equity Portfolio vote in favor of the approval of the New Sub-Advisory Agreement.

Description of the Current Sub-Advisory Agreement

   Under the Current Sub-Advisory Agreement, Oak provides subadvisory services relating to the management of the Strategic Equity Portfolio's assets, including developing, recommending and implementing an investment program and strategy for the Strategic Equity Portfolio, providing research and analysis relative to the investment program and investments of the Strategic Equity Portfolio, determining which securities should be purchased, loaned and sold, monitoring on a continuing basis the performance of the investments of the Strategic Equity Portfolio to meet its stated investment objective and placing orders for execution of the Strategic Equity Portfolio's portfolio transactions. Oak is required to provide reports upon request on portfolio transactions and reports on assets held in the Strategic Equity Portfolio and will also inform Scudder, the officers of the Trust and the Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Strategic Equity Portfolio.

   Pursuant to the Current Sub-Advisory Agreement, Oak, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement.

   Under the Current Sub-Advisory Agreement, Oak receives a monthly fee based on a percentage of the average daily net assets of the Strategic Equity Portfolio. The monthly fee is calculated daily and is at an annual rate of 0.30% of average daily net assets. For the fiscal year ended December 31, 2001, the subadvisory fee paid by Scudder to Oak for the Strategic Equity Portfolio was $35,692.

   The Current Sub-Advisory Agreement is dated May 1, 2001 and would continue in effect until September 30, 2002 unless earlier terminated. The Current Sub-Advisory Agreement was last renewed by the Trustees on March 28, 2001 and was approved by the sole initial shareholder of the Strategic Equity Portfolio prior to its becoming effective, as required by the 1940 Act.

   The Current Sub-Advisory Agreement provides that Oak agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by Oak of its responsibilities under the Current Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless Oak against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Oak may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the Current Sub-Advisory Agreement.

   The Current Sub-Advisory Agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Strategic Equity Portfolio, or by Scudder or by Oak upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the Agreement, as defined in the 1940 Act, or upon termination of the current Investment Management Agreement with the Trust, on behalf of the Strategic Equity Portfolio. In addition, Scudder or the Trust may terminate the Current Sub-Advisory Agreement upon immediate notice if Oak becomes statutorily disqualified from performing its duties under the Current Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

   The Current Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by the party against whom enforcement of the amendment is sought.

Differences Between the Current and New Sub-Advisory Agreements

   The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement.

Information about Oak

   Oak, 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a professional investment management firm and registered investment adviser formed in April 1985 by James D. Oelschlager as a sole proprietorship. In January 1996, Oak Associates became an Ohio limited liability company. As of December 31, 2001, Oak had discretionary management authority with respect to approximately
$15.1 billion of assets under management. James Oelschlager is the Chief Investment Officer, President and Managing Member of Oak and Vanita Oelschlager is a Partner of Oak. Their address, as it relates to Oak, is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. No Trustees or officers of the Strategic Equity Portfolio are employees, officers, directors or shareholders of Oak.

   Exhibit E sets forth the fees and other information regarding investment companies advised or sub-advised by Oak that have similar investment objectives to the Strategic Equity Portfolio. (See above for information regarding the sub-advisory fee rate and aggregate sub-advisory fee paid for the Strategic Equity Portfolio.)

Brokerage Commissions on Portfolio Transactions

   Oak places all orders for portfolio transactions of the Strategic Equity Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, Oak may place such orders with brokers and dealers who provide market, statistical and other research information to the Strategic Equity Portfolio or Oak. Oak is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by Oak.

   There were no brokerage commissions paid by the Strategic Equity Portfolio to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) of Oak for the most recently completed fiscal year.

Required Vote

   Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined under "Additional Information" below) of the Strategic Equity Portfolio.

 The Trustees unanimously recommend that shareholders of the Strategic Equity
      Portfolio vote FOR the approval of the New Sub-Advisory Agreement.

   Proposal 4: Approval of a New Sub-Advisory Agreement with Davis Selected
          Advisors, L.P. with Respect to SVS Venture Value Portfolio

   Scudder has entered into a sub-advisory agreement (the "Current Sub-Advisory Agreement"), on behalf of SVS Venture Value Portfolio (the "Venture Value Portfolio"), with Davis Selected Advisors, L.P. ("DSA") pursuant to which DSA furnishes information, investment recommendations, advice and assistance to Scudder.

   The Current Sub-Advisory Agreement provides for its automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement applicable to the Venture Value Portfolio. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. Accordingly, a new sub-advisory agreement between Scudder and DSA (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of the Venture Value Portfolio. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit C. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement. The material terms of the Current Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreement" below and are qualified in their entirety by reference to Exhibit C.

   In the event that the Transaction does not, for any reason, occur, the Current Sub-Advisory Agreement will continue in accordance with its terms then in effect, as more fully described below.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, unanimously voted to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend their approval to the shareholders of the Venture Value Portfolio.

   In considering whether to approve the New Sub-Advisory Agreement, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered the New Sub-Advisory Agreement was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of DSA and (ii) the New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, the Board did not conduct a special review on the operations of DSA in approving the New Sub-Advisory Agreement.

   The Board unanimously recommends that shareholders of the Venture Value Portfolio vote in favor of the approval of the New Sub-Advisory Agreement.

Description of the Current Sub-Advisory Agreement

   Under the Current Sub-Advisory Agreement, DSA provides subadvisory services relating to the management of the Venture Value Portfolio's assets, including developing, recommending and implementing an investment program and strategy for the Venture Value Portfolio, providing research and analysis relative to the investment program and investments of the Venture Value Portfolio, determining which securities should be purchased, sold and if applicable, loaned, and monitoring on a continuing basis the performance of the investments of the Venture Value Portfolio to meet its stated investment objective and placing orders for execution of the Venture Value Portfolio's portfolio transactions. DSA is required to provide reports upon request on portfolio transactions and reports on assets held in the Venture Value Portfolio and will also inform Scudder, the officers of the Trust and the Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Venture Value Portfolio.

   Pursuant to the Current Sub-Advisory Agreement, DSA, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement.

   Under the Current Sub-Advisory Agreement, DSA receives a monthly fee based on a percentage of the average daily net assets of the Venture Value Portfolio. The monthly fee is calculated daily and is at an annual rate of 0.50% of the first $100 million of average daily net assets; 0.45% of the next $400 million of average daily net assets; and 0.40% of such average daily net assets in excess of $500 million. For the fiscal year ended December 31, 2001, the subadvisory fee paid by Scudder to DSA for the Venture Value Portfolio was $139,441.

   The Current Sub-Advisory Agreement is dated May 1, 2001 and would continue in effect until September 30, 2002 unless earlier terminated. The Current Sub-Advisory Agreement was last renewed by the Trustees on March 28, 2001 and was approved by the sole initial shareholder of the Venture Value Portfolio prior to its becoming effective, as required by the 1940 Act.

   The Current Sub-Advisory Agreement provides that DSA agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by DSA of its responsibilities under the Current Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless DSA against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which DSA may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the Current Sub-Advisory Agreement.

   The Current Sub-Advisory Agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Venture Value Portfolio, or by Scudder or by DSA upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the Agreement, as defined in the 1940 Act, or upon termination of the Current Investment Management Agreement with the Trust, on behalf of the Venture Value Portfolio. In addition, Scudder or the Trust may terminate the Current Sub-Advisory Agreement upon immediate notice if DSA becomes statutorily disqualified from performing its duties under the Current Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

   The Current Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by the party against whom enforcement of the amendment is sought.

Differences Between the Current and New Sub-Advisory Agreements

   The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement.

Information about DSA

   DSA, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, began serving as investment adviser to Davis New York Venture Fund in 1969, currently serves as investment adviser to all of the Davis Funds, and acts as adviser or subadviser for a number of other institutional accounts including mutual funds and private accounts. Davis Investments, LLC, an entity controlled by Christopher C. Davis, is DSA's sole general partner. Christopher C. Davis is Chief Executive Officer of DSA and as the sole member of the general partner controls DSA.

   Listed below are the names, addresses and principal occupations of each of the directors and the principal executive officers of Davis Investments, LLC, the general partner of DSA. As a limited partnership DSA is managed by its general partner and does not have directors or officers. Each of the officers of Davis Investments, LLC serves in a similar role for DSA. Each individual also serves as a director and/or officer for several companies affiliated with DSA. No Trustees or officers of the Trust are employees, officers, directors or shareholders of DSA.

      Andrew A. Davis, 124 East Marcy Street, Santa Fe, NM 87501. President of Davis Investments, LLC.

      Christopher C. Davis, 609 Fifth Avenue, New York, NY 10017. Sole Member, Chairman and Chief Executive Officer of Davis Investments, LLC. Employee of Shelby Cullom Davis & Co., a registered broker/dealer. Director of Kings Bay Ltd., an offshore investment management company.

      Kenneth C. Eich, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Chief Operating Officer of Davis Investments, LLC.

      Sharra L. Reed, 2949 East Elvira Road, Suite 101 Tucson, AZ 85706. Vice President of Davis Investments, LLC.

      Thomas D. Tays, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, General Counsel and Secretary of Davis Investments, LLC.

      Gary Tyc, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC.

      Russell O. Wiese, 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC.

   Exhibit F sets forth the fees and other information regarding investment companies advised or sub-advised by DSA that have similar investment objectives to the Venture Value Portfolio. (See above for information regarding the sub-advisory fee rate and aggregate sub-advisory fee paid for the Portfolio.)

Brokerage Commissions on Portfolio Transactions

   DSA places all orders for portfolio transactions of the Venture Value Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DSA may place such orders with brokers and dealers who provide market, statistical and other research information to the Venture Value Portfolio or DSA. DSA is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by DSA.

   There were no brokerage commissions paid by the Venture Value Portfolio to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) of DSA for the most recently completed fiscal year.

Required Vote

   Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined under "Additional Information" below) of the Venture Value Portfolio.

   The Trustees unanimously recommend that shareholders of the Venture Value
      Portfolio vote FOR the approval of the New Sub-Advisory Agreement.

                            Additional Information

General

   As discussed above, shares of each Portfolio are offered only to Participating Insurance Companies to fund benefits under their VLI contracts and VA contracts (each a "Contract"). Accordingly, as of the close of business on February 15, 2002, shares of each Portfolio were held by separate accounts, or subaccounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individuals participate (collectively, "Participants"). Participants have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of a Portfolio held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of that Portfolio for which it has received instructions from contract owners (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each Proposal on which they are entitled to vote, for all shares of a Portfolio held under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit instructions from Participants for voting shares of the Portfolios, as well as for soliciting proxies from the Participating Insurance Companies, the actual shareholders of the Portfolios. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

   The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   Any shareholder of a Portfolio giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Portfolio. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement. Only a shareholder may execute or revoke a proxy. A Participant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompanying voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting direction in any voting instruction that is signed and returned, they may have the authority to vote the interest represented thereby FOR each Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

   The presence at the Meeting, in person or by proxy, of the holders of at least 30% of the shares entitled to be cast of a Portfolio shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of each of the Proposals, with respect to each applicable Portfolio, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Portfolio present at the

Meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

   Abstentions will have the effect of a "no" vote on each of the Proposals. Broker non-votes will have the effect of a "no" vote for each of the Proposals, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Portfolio. Broker non-votes will not constitute "yes" or "no" votes for any of the Proposals and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Portfolio present at the Meeting. Broker non-votes are not likely to be relevant to the Meetings because the Portfolios have been advised by the New York Stock Exchange that each of the Proposals to be voted upon by the shareholders involve matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if no customer instructions are received. Shareholders of each Portfolio will vote separately with respect to each Proposal.

   If shareholder approval of Proposal 1 is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with your Portfolio, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

  .  a maximum term of 150 days;

  . a provision that the Board or holders of a majority of the Portfolio's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

  . a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

   If any Portfolio relying on Rule 15a-4 has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned to that Portfolio and the Board of the Trust would consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

   Holders of record of the shares of each Portfolio at the close of business on February 15, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. The table provided in Appendix 5 hereto sets forth the number of shares outstanding for each Portfolio as of December 31, 2001.

   To the best of the Trust's knowledge, as of December 31, 2001, no person owned beneficially more than 5% of any Portfolio's outstanding shares, except as stated in Appendix 6. To the best of the Trust's knowledge, as of December 31, 2001, no Trustee or officer of the Trust owned directly or beneficially shares of any Portfolio.

   Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies for the Portfolios, at an estimated cost of $4,000, plus expenses. Such expenses will be borne by Scudder. As the Meeting date approaches, certain shareholders of each Portfolio may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Portfolios believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

   Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

   Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at (866) 515-0336. Any proxy given by a shareholder is revocable until voted at the Meeting.

Shareholder Proposals for Subsequent Meeting

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meetings

   The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or each Portfolio.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ JOHN MILLETTE
John Millette
Secretary

                       INDEX OF EXHIBITS AND APPENDICES

    EXHIBIT A:  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

    EXHIBIT B:  MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER WITH
                SIMILAR INVESTMENT OBJECTIVES

    EXHIBIT C:  FORM OF SUB-ADVISORY AGREEMENT

    EXHIBIT D:  INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY
                TURNER

    EXHIBIT E:  INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY
                OAK

    EXHIBIT F:  INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY
                DSA

    APPENDIX 1: INFORMATION REGARDING SCUDDER

    APPENDIX 2: FEES PAID TO SFAC, SISC AND SDI

    APPENDIX 3: PORTFOLIO MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE
                MANAGEMENT FEES

    APPENDIX 4: DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

    APPENDIX 5: PORTFOLIO SHARES OUTSTANDING

    APPENDIX 6: BENEFICIAL OWNERS OF 5% OR MORE OF PORTFOLIO SHARES

    APPENDIX 7: OFFICERS

                                   EXHIBIT A

                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

                          Scudder Variable Series II
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                               [effective date]

[Zurich Scudder Investments, Inc.]
[Address]

                        Investment Management Agreement
                              [Name of Portfolio]

Ladies and Gentlemen:

   Scudder Variable Series II (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares of beneficial interest (the "Shares") in separate series, or funds. The Board of Trustees has authorized [Name of Portfolio] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

   The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

   1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAl") relating to the Fund included in the Trust's Registration Statement on Form N-lA, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a)  The Declaration, as amended to date.

(b)  By-Laws of the Trust as in effect on the date hereof (the "By-Laws")

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest relating to the Fund, as applicable.

   The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

   2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shell be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

   You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

   You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

   3. Delegation of Portfolio Management Services. Subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

   Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act.

   4. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, end monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor end public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

   5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persona of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

   You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's Trustees end officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officere and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

   You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-l under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

   6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of [see Appendix 3 to this Proxy Statement for the investment management fee rate paid by each Portfolio]; over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

   The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

   You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

   7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

   Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity, similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

   8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any lose suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bed faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

   9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2002, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

   This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

   10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

   You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

   12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities'), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

   This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of subchapter M of the Code. This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

   This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

   If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                          Yours very truly,

                                          Scudder Variable Series II, on behalf
                                            of [Name of Portfolio]

                                          By: _________________________________
                                             President

 The foregoing Agreement is hereby accepted as of the date hereof.

                                          ZURICH SCUDDER INVESTMENTS, INC.

                                          By: _________________________________
                                             President

                                   EXHIBIT B

               MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER
                      WITH SIMILAR INVESTMENT OBJECTIVES

Fund                                               Objective                 Fee Rate+                                 Net Assets*
----                                               ---------                 ----------                                -----------

Asset Allocation Funds Series

Scudder Pathway Series:             Long-term growth of capital.              There will be no fee as the Investment  $  237,107,578
Growth Portfolio                                                              Manager will receive a fee from the
                                                                              underlying funds.


U.S. Equity/Growth Style Funds

Scudder 21/st/ Century Growth Fund  Long-term growth of capital by investing  0.750% to $500 million                  $  318,528,621
                                    in common stocks of emerging growth       0.700% next $500 million
                                    companies that the advisor believes are   0.650% over $1 billion
                                    poised to be leaders in the new century.

Scudder Aggressive Growth Fund      Capital appreciation through the use of   Base investment management fee of       $  159,724,463
                                    aggressive investment techniques.         0.650% of net assets plus or minus an
                                                                              incentive fee based upon the investment
                                                                              performance of the Fund's Class A shares
                                                                              as compared with the performance of the
                                                                              Standard & Poor's 500 Stock Index, which
                                                                              may result in a total fee ranging from
                                                                              0.450% to 0.850% of net assets

Scudder Blue Chip Fund              Growth of capital and of income.          0.580% to $250 million                  $  786,528,057
                                                                              0.550% next $750 million
                                                                              0.530% next $1.5 billion
                                                                              0.510% next $2.5 billion
                                                                              0.480% next $2.5 billion
                                                                              0.460% next $2.5 billion
                                                                              0.440% next $2.5 billion
                                                                              0.420% over $12.5 billion

Scudder Capital Growth Fund         Long-term capital growth while actively   0.580% to $3 billion                    $1,671,706,984
                                    seeking to reduce downside risk           0.555% next $1 billion
                                    compared with other growth mutual         0.530% over $4 billion
                                    funds.

Scudder Development Fund            Long-term capital appreciation by         0.850% to $1 billion                    $  445,769,912
                                    investing primarily in U.S. companies     0.800% next $500 million
                                    with the potential for above-average      0.750% over $1.5 billion
                                    growth.

Fund                               Objective                                Fee Rate+                           Net Assets*
----                               ---------                                ----------                        -------------
Scudder Focus Growth Fund         Long-term growth of capital.                  0.700% to $250 million        $    1,660,237
                                                                                0.670% next $750 million
                                                                                0.650% next $1.5 billion
                                                                                0.630% over $2.5 billion

Scudder Focus Value+Growth Fund   Growth of capital through a portfolio of      0.720% to $250 million        $  120,916,447
                                  growth and value stocks.                      0.690% next $750 million
                                                                                0.660% next $1.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.600% next $2.5 billion
                                                                                0.580% next $2.5 billion
                                                                                0.560% next $2.5 billion
                                                                                0.540% over $12.5 billion

Scudder Growth Fund               Growth of capital through professional        0.580% to $250 million        $1,520,557,389
                                  management and diversification of             0.550% next $750 million
                                  investments in securities that the            0.530% next $1.5 billion
                                  investment manager believes have the          0.510% next $2.5 billion
                                  potential for capital appreciation.           0.480% next $2.5 billion
                                                                                0.460% next $2.5 billion
                                                                                0.440% next $2.5 billion
                                                                                0.420% over $12.5 billion

Scudder Health Care Fund          Long-term growth of capital by investing      0.850% to $500 million        $  235,718,201
                                  at least 80% of total assets in common        0.800% over $500 million
                                  stocks companies in the health care
                                  sector.

Scudder Large Company Growth Fund Long-term growth of capital by investing      0.700% to $1.5 billion        $  955,238,753
                                  at least 65% of its assets in large U.S.      0.650% next $500 million
                                  companies (those with a market value of       0.600% over $2 billion
                                  $1 billion or more).

Scudder Research Fund             Long-term growth of capital.                  0.700% to $250 million        $    3,163,209
                                                                                0.670% next $750 million
                                                                                0.650% next $1.5 billion
                                                                                0.630% over $2.5 billion

Scudder S&P 500 Index Fund        Investment results that, before expenses,     0.150% of net assets          $  861,675,693
                                  correspond to the total return of common
                                  stocks publicly traded in the United
                                  States, as represented by the Standard &
                                  Poor's 500 Composite Stock Price Index
                                  (S&P 500 Index).

Scudder S&P 500 Stock Fund        Returns that, before expenses, correspond     0.400% to $100 million        $   64,797,072
                                  to the total return of U.S. common stocks     0.360% next $100 million
                                  as represented by the Standard & Poor's       0.340% over $200 million
                                  500 Composite Stock Price Index (S&P
                                  500 Index).

Fund                           Objective                                    Fee Rate+                               Net Assets*
----                           ---------                                    ----------                            -------------
Scudder Select 500 Fund          Long-term growth and income by              0.500% to $500 million               $   36,402,564
                                 investing at least 80% of total assets in   0.475% next $500 million
                                 common stocks of companies that are         0.450% over $1 billion
                                 included in the Standard & Poor's
                                 Composite Stock Price Index (S&P 500
                                 index).

Scudder Select 1000              Long-term growth by investing at least      0.500% to $500 million               $   23,922,571
Growth Fund                      80% of total assets in common stocks of     0.475% next $500 million
                                 companies that are included in the Russell  0.450% over $1 billion
                                 1000 Growth Index.

Scudder Dynamic Growth Fund      Maximum appreciation of investors'          Base investment management fee       $  405,852,514
                                 capital.                                    of 0.650% of net assets plus or
                                                                             minus an incentive fee based
                                                                             upon the investment performance
                                                                             of the Fund's Class A shares as
                                                                             compared with the performance of
                                                                             the Standard & Poor's 500 Stock
                                                                             Index, which may result in a total
                                                                             fee ranging from 0.350% to 0.950%
                                                                             of net assets

Scudder Small Company            Long-term capital growth while actively     0.750% to $500 million               $   75,479,138
Stock Fund                       seeking to reduce downside risk as          0.700% next $500 million
                                 compared with other small company           0.650% over $1 billion
                                 stock funds.

Scudder Technology Fund          Growth of capital.                          0.580% to $250 million               $2,151,276,379
                                                                             0.550% next $750 million
                                                                             0.530% next $1.5 billion
                                                                             0.510% next $2.5 billion
                                                                             0.480% next $2.5 billion
                                                                             0.460% next $2.5 billion
                                                                             0.440% next $2.5 billion
                                                                             0.420% over $12.5 billion

Scudder Technology               Long-term growth of capital by investing    0.850% to $500 million               $  412,185,994
Innovation Fund                  at least 80% of total assets in common      0.800% next $500 million
                                 stocks of companies in the technology       0.750% next $500 million
                                 sector.                                     0.700% next $500 million
                                                                             0.650% over $2 billion

Scudder Total Return Fund        Highest total return, a combination of      0.580% to $250 million               $2,872,748,836
                                 income and capital appreciation,            0.550% next $750 million
                                 consistent with reasonable risk.            0.530% next $1.5 billion
                                                                             0.510% next $2.5 billion
                                                                             0.480% next $2.5 billion
                                                                             0.460% next $2.5 billion
                                                                             0.440% next $2.5 billion
                                                                             0.420% over $12.5 billion

Fund                                                  Objective                 Fee Rate+                           Net Assets*
----                                                  ---------                 ----------                        -------------
U.S. Equity/Value Style Funds
Scudder Contrarian Fund                Long-term capital appreciation, with         0.750% to $250 million        $  213,387,619
                                       current income as a secondary objective.     0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Scudder-Dreman Financial Services Fund Long-term capital appreciation.              0.750% to $250 million        $  174,377,929
                                                                                    0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Scudder-Dreman High Return Equity Fund High rate of total return.                   0.750% to $250 million        $4,140,687,437
                                                                                    0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Scudder-Dreman Small Cap Value Fund    Long-term capital appreciation.              0.750% to $250 million        $  373,728,181
                                                                                    0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Scudder Focus Value+Growth Fund        Growth of capital through a portfolio of     0.720% to $250 million        $  120,916,447
                                       growth and value stocks.                     0.690% next $750 million
                                                                                    0.660% next $1.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.600% next $2.5 billion
                                                                                    0.580% next $2.5 billion
                                                                                    0.560% next $2.5 billion
                                                                                    0.540% over $12.5 billion

Scudder Large Company Value Fund       Maximum long-term capital appreciation       0.600% to $1.5 billion        $2,758,218,541
                                       through a value-oriented investment          0.575% next $500 million
                                       approach.                                    0.550% next $1 billion
                                                                                    0.525% next $1 billion
                                                                                    0.500% next $1 billion
                                                                                    0.475% over $5 billion

Fund                                  Objective                                             Fee Rate+                   Net Assets*
----                                  ---------                                             ----------                 -------------
Scudder Small Company Value Fund     Long-term growth of capital by investing         0.750% to $500 million        $  221,483,843
                                     at least 90% of total assets in undervalued      0.700% over $500 million
                                     common stocks of small U.S. companies.

Global Growth Funds

Scudder Global Discovery Fund        Above-average capital appreciation over          1.100% of net assets          $  508,768,768
                                     the long term.

Scudder Emerging Markets Growth Fund Long-term growth of capital.                     1.250% to $500 million        $   42,196,327
                                                                                      1.200% over $500 million

Scudder Global Fund                  Long-term growth of capital while actively       1.000% to $500 million        $1,252,010,279
                                     seeking to reduce downside risk as               0.950% next $500 million
                                     compared with other global growth funds.         0.900% next $500 million
                                                                                      0.850% next $500 million
                                                                                      0.800% over $2 billion

Scudder Gold Fund                    Maximum return (principal change and             1.000% to $500 million        $   98,333,874
                                     income) by investing, under normal               0.950% over $500 million
                                     market conditions, at least 65% of total
                                     assets in common stocks and other
                                     equities of U.S. and foreign gold-related
                                     companies and in gold coin bullion.

Scudder Greater Europe Growth Fund   Long-term growth of capital by investing         1.000% to $1 billion          $  725,235,585
                                     at least 80% of its total assets in European     0.900% next $500 million
                                     common stocks and other equities                 0.850% next $500 million
                                     (equities that are traded mainly on              0.800% over $2 billion
                                     European markets or are issued by
                                     companies organized under the laws of
                                     Europe or do more than half of their
                                     business there).

Scudder International Fund           Long-term growth of capital by investing         0.675% to $6 billion          $3,751,901,605
                                     at least 65% of its total assets in foreign      0.625% next $1 billion
                                     equities (equities issued by foreign-based       0.600% over $7 billion
                                     companies and listed on foreign
                                     exchanges).

Scudder International Research Fund  Long-term capital appreciation.                  0.750% to $250 million        $   14,885,633
                                                                                      0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

Fund                                 Objective                                         Fee Rate+                         Net Assets*
----                                 ---------                                        ----------                        ------------

Scudder Latin America Fund         Long-term capital appreciation by                 1.250% to $400 million             $295,145,336
                                   investing at least 65% of its total assets in     1.150% over $400 million
                                   Latin American common stocks and other
                                   equities (equities that are traded mainly
                                   on Latin American markets, issued or
                                   guaranteed by a Latin American
                                   government or issued by a company
                                   organized under the laws of a Latin
                                   American country or any company with
                                   more than half of its business in Latin
                                   America).

Scudder New Europe Fund            Long-term capital appreciation.                   0.750% to $250 million             $187,190,645
                                                                                     0.720% next $750 million
                                                                                     0.700% next $1.5 billion
                                                                                     0.680% next $2.5 billion
                                                                                     0.650% next $2.5 billion
                                                                                     0.640% next $2.5 billion
                                                                                     0.630% next $2.5 billion
                                                                                     0.620% over $12.5 billion

Scudder Pacific Opportunities Fund Long-term growth of capital by investing          0.850% to $250 million             $ 75,709,280
                                   at least 65% of its total assets in Pacific       0.820% next $750 million
                                   Basin common stocks and other equities            0.800% next $1.5 billion
                                   (equities that are traded mainly on Pacific       0.780% next $2.5 billion
                                   Basin markets, issued by companies                0.750% next $2.5 billion
                                   organized under the laws of a Pacific             0.740% next $2.5 billion
                                   Basin country or issued by any company            0.730% next $2.5 billion
                                   with more than half of its business in the        0.720% over $12.5 billion
                                   Pacific Basin).

The Japan Fund, Inc.               Long-term capital appreciation by                 0.850% to $100 million             $325,168,105
                                   investing at least 80% of net assets in           0.750% next $200 million
                                   Japanese securities (issued by Japan-based        0.700% next $300 million
                                   companies or their affiliates, or by any          0.650% over $600 million
                                   company that derives more than half of its
                                   revenue from Japan).

Closed-End Funds

Scudder High Income Trust          Highest current income obtainable                 0.850% to $250 million             $172,641,703
                                   consistent with reasonable risk with              0.750% over $250 million/(1)/
                                   capital gains secondary.

Fund                                                Objective                          Fee Rate+                      Net Assets*
----                                                ---------                          ----------                    -------------

Scudder Intermediate Government Trust High current income consistent with              0.800% of net assets/(1)/      $248,728,544
                                      preservation of capital by investing in U.S.
                                      and foreign government securities.

Scudder Multi-Market Income Trust     High current income consistent with              0.850% of net assets/(1)/      $162,810,924
                                      prudent total return asset management by
                                      investing in a diversified portfolio of
                                      investment grade tax-exempt securities.

Scudder Municipal Income Trust        High level of current income exempt from         0.550% of net assets/(1)/      $726,129,144
                                      federal income tax.

Insurance/Annuity Products

21/st/ Century Growth Portfolio       Long-term growth of capital by investing         0.875% of net assets           $ 44,574,276
                                      primarily in equity securities issued by
                                      emerging growth companies.

Balanced Portfolio                    Balance of growth and income from a              0.475% of net assets           $172,576,748
                                      diversified portfolio of equity and fixed-
                                      income securities.

Bond Portfolio                        High level of income consistent with a           0.475% of net assets           $181,899,319
                                      high quality portfolio of debt securities.

Capital Growth Portfolio              Maximize long-term capital growth                0.475% to $500 million         $866,723,058
                                      through a broad and flexible investment          0.450% next $500 million
                                      program.                                         0.425% over $1 billion

Global Discovery Portfolio            Above-average capital appreciation over          0.975% of net assets           $157,041,490
                                      the long term by investing primarily in the
                                      equity securities of small companies
                                      located throughout the world.

Growth and Income Portfolio           Long-term growth of capital, current             0.475% of net assets           $195,222,753
                                      income and growth of income.

Health Sciences Portfolio             Long-term growth of capital by investing         0.750% to $250 million         $ 55,978,252
                                      at least 80% of total assets in common           0.725% next $750 million
                                      stocks of companies in the health care           0.700% next $1.5 billion
                                      sector.                                          0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

International Portfolio               Long-term growth of capital primarily            0.875% to $500 million         $515,859,726
                                      through diversified holdings of marketable       0.725% over $500 million
                                      foreign equity investments.

Fund                                                Objective                     Fee Rate+                    Net Assets*
----                                                ---------                     ----------                   ------------

Money Market Portfolio                 Maintain stability of capital and,         0.370% of net assets         $139,109,876
                                       consistent therewith, to maintain the
                                       liquidity of capital and to provide
                                       current income.

Scudder Aggressive Growth Portfolio    Capital appreciation through the use       0.750% to $250 million       $ 70,506,554
                                       of aggressive investment techniques.       0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Scudder Blue Chip Portfolio            Growth of capital and of income.           0.650% of net assets         $239,669,789

Scudder Contrarian Value Portfolio     High rate of total return.                 0.750% of net assets         $256,883,855

Scudder Global Blue Chip Portfolio     Long-term capital growth.                  1.000% to $250 million       $ 44,457,753
                                                                                  0.950% next $500 million
                                                                                  0.900% next $750 million
                                                                                  0.850% next $1.5 billion
                                                                                  0.800% over $3 billion

Scudder Government Securities          High current income consistent with        0.550% of net assets         $305,223,400
Portfolio                              preservation of capital.

Scudder Growth Portfolio               Maximum appreciation of capital.           0.600% of net assets         $419,560,868

Scudder High Yield Portfolio           High level of current income.              0.600% of net assets         $335,090,389

Scudder International Research         Long-term capital appreciation.            0.750% of net assets         $121,138,031
Portfolio

Scudder Investment Grade Bond          High current income.                       0.600% of net assets         $133,759,440
Portfolio

Scudder Money Market Portfolio         Maximum current income to the extent       0.500% of net assets         $670,699,591
                                       consistent with stability of principal.

Scudder New Europe Portfolio           Long-term capital appreciation.            1.000% to $250 million       $ 23,171,630
                                                                                  0.950% next $500 million
                                                                                  0.900% next $750 million
                                                                                  0.850% next $1.5 billion
                                                                                  0.800% over $3 billion

Scudder Small Cap Growth Portfolio     Maximum appreciation of investors'         0.650% of net assets         $232,300,366
                                       capital.

Scudder Strategic Income Portfolio     High current return.                       0.650% of net assets         $ 20,730,677

Fund                                                   Objective                     Fee Rate+                      Net Assets*
----                                                   ---------                     ----------                    -------------

Scudder Technology Growth Portfolio     Growth of capital.                           0.750% to $250 million        $350,522,984
                                                                                     0.720% next $750 million
                                                                                     0.700% next $1.5 billion
                                                                                     0.680% next $2.5 billion
                                                                                     0.650% next $2.5 billion
                                                                                     0.640% next $2.5 billion
                                                                                     0.630% next $2.5 billion
                                                                                     0.620% over $12.5 billion

Scudder Total Return Portfolio          High total return, a combination of          0.550% of net assets          $861,012,522
                                        income and capital appreciation.

Scudder Focus Value+Growth Portfolio    Growth of capital through a portfolio of     0.750% of net assets          $139,805,320
                                        growth and value stocks.

SVS Dreman Financial Services Portfolio Long-term capital appreciation.              0.750% to $250 million        $117,047,378
                                                                                     0.720% next $750 million
                                                                                     0.700% next $1.5 billion
                                                                                     0.680% next $2.5 billion
                                                                                     0.650% next $2.5 billion
                                                                                     0.640% next $2.5 billion
                                                                                     0.630% next $2.5 billion
                                                                                     0.620% over $12.5 billion

SVS Dreman High Return Equity Portfolio High rate of total return.                   0.750% to $250 million        $443,396,453
                                                                                     0.720% next $750 million
                                                                                     0.700% next $1.5 billion
                                                                                     0.680% next $2.5 billion
                                                                                     0.650% next $2.5 billion
                                                                                     0.640% next $2.5 billion
                                                                                     0.630% next $2.5 billion
                                                                                     0.620% over $12.5 billion

SVS Dreman Small Cap Value Portfolio    Long-term capital appreciation.              0.750% of net assets          $193,734,241

SVS Dynamic Growth Portfolio            Long-term capital growth.                    1.000% to $250 million        $ 23,172,231
                                                                                     0.975% next $250 million
                                                                                     0.950% next $500 million
                                                                                     0.925% next $1.5 billion
                                                                                     0.900% over $2.5 billion

SVS Focused Large Cap Growth Portfolio  Growth through long-term capital             0.950% to $250 million        $ 60,107,695
                                        appreciation.                                0.925% next $250 million
                                                                                     0.900% next $500 million
                                                                                     0.875% next $1.5 billion
                                                                                     0.850% over $2.5 billion

Fund                                              Objective                         Fee Rate+                      Net Assets*
----                                              ---------                         ----------                    -------------

SVS Growth and Income Portfolio    Long-term capital growth and current             0.950% to $250 million        $178,848,733
                                   income.                                          0.925% next $250 million
                                                                                    0.900% next $500 million
                                                                                    0.875% next $1.5 billion
                                                                                    0.850% over $2.5 billion

SVS Growth Opportunities Portfolio Long-term growth of capital in a manner          0.950% to $250 million        $163,896,727
                                   consistent with the preservation of capital.     0.925% next $250 million
                                                                                    0.900% next $500 million
                                                                                    0.875% next $1.5 billion
                                                                                    0.850% over $2.5 billion

SVS Index 500 Portfolio            Returns that, before expenses, correspond        0.440% to $200 million        $219,309,631
                                   to the total return of U.S. common stocks        0.400% next $550 million
                                   as represented by the Standard & Poor's          0.380% next $1.25 billion
                                   500 Composite Stock Price Index (S&P             0.365% next $3 billion
                                   500 Index).                                      0.335% over $5 billion

SVS Mid Cap Growth Portfolio       Capital appreciation.                            1.000% to $250 million        $ 48,190,650
                                                                                    0.975% next $250 million
                                                                                    0.950% next $500 million
                                                                                    0.925% next $1.5 billion
                                                                                    0.900% over $2.5 billion

SVS Strategic Equity Portfolio     Long-term capital growth.                        0.950% to $250 million        $ 43,784,980
                                                                                    0.925% next $250 million
                                                                                    0.900% next $500 million
                                                                                    0.875% next $1.5 billion
                                                                                    0.850% over $2.5 billion

SVS Venture Value Portfolio        Growth of capital.                               0.950% to $250 million        $108,785,954
                                                                                    0.925% next $250 million
                                                                                    0.900% next $500 million
                                                                                    0.875% next $1.5 billion
                                                                                    0.850% over $2.5 billion

* Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund's most recent fiscal year.
+ Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waiver and/or expense limitations.
/(1)/ Based on average weekly net assets.

                                   EXHIBIT C

                        FORM OF SUB-ADVISORY AGREEMENT


   AGREEMENT made as of the [Date], between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (hereinafter called the "Manager"), and [NAME OF SUBADVISER, type of entity, state of organization] (hereinafter called the "Subadviser").

   WITNESSETH:

   WHEREAS, Scudder Variable Series II (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

   WHEREAS, the Board of Trustees of the Trust (the "Board" and its members, the "Trustees") is authorized to issue the Trust's shares of beneficial interest in separate series and has authorized [SVS Venture Value Portfolio] [SVS Mid Cap Growth Portfolio] [SVS Strategic Equity Portfolio] (the "Series"); and

   WHEREAS, the Manager acts as manager for the Series pursuant to an Investment Management Agreement between the Manager and the Trust, on behalf of the Series, dated [Date], and is responsible for the day-to-day management and overall administration of the Series; and

   WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to the investment portfolio of the Series; and

   WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

1. The Subadviser's Services. The Subadviser shall serve the Manager as investment counsel with respect to the Series.

   The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Series as set forth in the current Prospectus and Statement of Additional Information of the Trust relating to the Series (including amendments), and in accordance with the Declaration of Trust and By-laws of the Trust, as both may be amended from time to time, governing the offering of its shares and subject to such resolutions, policies and procedures as from time to time may be adopted by the Board and furnished [SVS Mid Cap Growth Portfolio: in writing] to the Subadviser [SVS Venture Value Portfolio: in writing], and in accordance with the instructions and procedures of the Manager furnished [SVS Mid Cap Growth Portfolio: in writing] to the Subadviser [SVS Venture Value Portfolio: in writing], to develop, recommend and implement such investment program and strategy for the Series, to provide research and analysis relative to the investment program and securities and other investments ("investments") of the Series, to determine what investments should be purchased, sold and, [SVS Mid Cap Growth Portfolio and SVS Venture Value Portfolio: if applicable], loaned by the Series and to monitor on a continuing basis the performance of the investments of the Series. In addition, the Subadviser shall place orders for the purchase and sale of investments for the Series and, subject to the provisions of this section, shall take reasonable steps to assure that those portfolio transactions are effected subject to the best execution under the circumstances. The Subadviser shall advise the custodian for the Series ("Custodian") and the Manager on a prompt basis of each purchase and sale of an investment specifying the name of the issuer, the CUSIP number (if available), the description and amount (or number of shares) of the investment purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Board or the Manager may reasonably request, the Subadviser shall furnish to the Manager, the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the Series, all in such detail as the Trust or the Manager may reasonably request. The Subadviser shall also inform the Manager, the Trust's officers and the Board on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Series. The Subadviser shall make its officers and employees available to meet with the Manager, the Trust's officers and the Board at least quarterly on due notice [SVS Strategic Equity Portfolio: with normally no more than one such meeting each year held at the Manager's offices and the other such meetings by telephone conference] and at such other times as may be mutually agreeable, to review the investments and investment performance of the Series in the light of the Series' investment objectives and policies and market conditions.

   It shall be the duty of the Subadviser to furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section IX hereof.

   In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Series or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Series or the Manager.

   In furnishing the services under this Agreement, the Subadviser shall comply with the requirements of the Investment Company Act and of the Investment Advisers Act of 1940 ("Advisers Act") applicable to it, the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadviser shall immediately notify the Manager and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become [SVS Mid Cap Growth Portfolio: in the foreseeable future] the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority (including, without limitation, any self-regulatory organization). The Subadviser shall immediately forward, upon receipt, to the Manager any correspondence from the SEC or other regulatory authority that relates to the Series.

   The Subadviser's primary consideration in effecting a security transaction shall be to obtain the best execution under the circumstances for the Series, taking into account the factors specified in the Prospectus and Statement of Additional Information of the Trust relating to the Series. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to accounts as to which it exercises investment discretion. The Subadviser shall provide such reports as the Board or the Manager may request with respect to the Series' brokerage and the manner in which that brokerage was allocated.

   The Series' assets shall be maintained in the custody of the Custodian (who shall be identified by the Manager in writing). The Subadviser shall not have custody of any securities, cash or other assets of the Series and shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Subadviser [SVS Mid Cap Growth Portfolio: where the Custodian has acted without negligence]. The Subadviser shall promptly notify the Manager if the Subadviser becomes an affiliated person of the Custodian.

2. Delivery of Documents to the Subadviser. The Manager shall furnish to the Subadviser copies of each of the following documents:

(a)  The Declaration of Trust of the Trust as in effect on the date hereof;

(b)  The By-laws of the Trust in effect on the date hereof;

(c) The resolutions of the Board approving the engagement of the Subadviser as subadviser for the Series and approving this agreement;

(d) The resolutions of the Board selecting the Manager as investment manager to the Series and approving the form of the Investment Management Agreement with the Trust, on behalf of the Series;

(e)  The Investment Management Agreement with the Trust on behalf of the Series;

(f)  The Code of Ethics of the Trust and of the Manager as currently in effect;

(g) Current copies of the [SVS Strategic Equity Portfolio: registration statement,] Prospectus and Statement of Additional Information of the Trust relating to the Series; [SVS Strategic Equity Portfolio and SVS Venture Value Portfolio and]

(h) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Series.

(i) [SVS Mid Cap Growth Portfolio: a list of the broker-dealer affiliates of the Manager and the Trust, and any affiliated person of the Manager or principal underwriter for the Series that issues securities to the public.]

   The Manager shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (a) through (h) above shall be provided within 30 days of the time such materials became available to the Manager [SVS Mid Cap Growth Portfolio: any changes, additions or amendments to Item (i) shall be provided promptly upon their availability,] and, until so provided, the Subadviser may continue to rely on those documents previously provided.

   During the term of this Agreement, the Manager also shall furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and shall not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may mutually agree that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

   In the event of termination of this Agreement, the Manager shall continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

3. Delivery of Documents to the Manager. The Subadviser shall furnish the Manager with copies of each of the following documents:

(a) The Subadviser's most recent [SVS Mid Cap Growth Portfolio: audited] balance sheet;

(b) Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the Custodian and the fund accounting agent of Trust assets for the Series;

(c)  The Code of Ethics of the Subadviser as currently in effect; and

(d) Any compliance policies, trading, commission and other reports, confirmation of the Subadviser's insurance coverage (in form and substance satisfactory to the Manager), and such other management or operational documents as the Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Subadviser.

   The Subadviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act, as amended. The Subadviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Subadviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested persons of the Trust, may approve such change not later than six months after its adoption by the Subadviser, as required by Rule 17j-1. The Subadviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each [SVS Mid Cap Growth Portfolio: calendar] year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Trust may reasonably request), the Subadviser shall provide the Board with a written report that, as required by Rule 17j-1: (1) describes any issue arising under the Subadviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (2) certifies that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Subadviser shall permit the Trust to examine the reports to be made by the Subadviser under Rule 17j-1(d) and the records the Subadviser maintains pursuant to Rule 17j-1(f).

   The Subadviser shall furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser shall provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (c) above shall be provided within 30 days of the time such materials became available to the Subadviser.

   The Subadviser shall promptly notify the Manager of any transaction or other event that results in an "assignment" of this Agreement within the meaning of the Investment Company Act. In addition, the Subadviser shall promptly complete and return to the Manager or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing.

4. Other Agreements, etc. It is understood that any of the shareholders, the Trustees, officers and employees of the Trust or the Series may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, and that any such interested person or any such organization may have an interest in the Trust or the Series. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. On occasions when the Subadviser deems the purchase or sale of an investment to be in the best interest of the Series, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the investments to be sold or purchased in order to obtain best execution under the circumstances. In such event, allocation of the investments so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Subadviser in the manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Series and to such other clients. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell, or recommend for purchase or sale, for the Series any investment which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise.

   The Subadviser may give advice and take action with respect to other funds or clients, or for its own account that may differ from the advice or the timing or nature of action taken with respect to the Series.

   Nothing in this Agreement shall be implied to prevent (1) the Manager from engaging other subadvisers to provide investment advice and other services in relation to other series of the Trust for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such series; or (2) the Subadviser from providing investment advice and other services to other funds or clients.

5.  Fees, Expenses and Other Charges.

(a) For its services hereunder, the Subadviser shall be paid a management fee by the Manager according to the fee schedule attached hereto as Schedule A.

(b) The Subadviser, at its expense, shall furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under this Agreement.

6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Series. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Series.

   The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

7. Representations and Covenants of the Parties. The Subadviser hereby acknowledges that it is registered as an investment adviser under the Advisers Act and that neither it nor any affiliated person of it, as such term is defined in Section 2(a)(3) of the Investment Company Act ("affiliated person"), is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act. The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree. The Subadviser also covenants that it will manage the Series in conformity with all applicable rules and regulations of the SEC in all material respects and so that the Series will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and will be adequately diversified for purposes of
Section 817(h) of the Code and the Treasury regulations thereunder.

8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning the transactions and performance of the Series, including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the Series and discuss the management of it. If requested by the Manager, the Subadviser shall also furnish the Manager quarterly compliance certifications. The Subadviser shall permit its financial statements, books and records with respect to the Series to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The

Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Series any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that is or would be required to be disclosed in the Trust's registration statement.

   In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Subadviser agrees that all records it maintains for the Trust with respect to the Series are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. However, the Subadviser may retain copies of such records to comply with the recordkeeping requirements of the Investment Advisers Act and Investment Company Act. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) under the Investment Company Act insofar as such records relate to the investment affairs of the Series. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records it maintains for the Trust.

9. Continuance and Termination. This Agreement shall remain in full force and effect through September 30, 2002, and is renewable annually thereafter by specific approval of the Board or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Board, by vote of a majority of the outstanding voting securities of the Series, or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement shall automatically terminate in the event of its assignment by either party to this Agreement, as defined in the Investment Company Act, or upon termination of the Manager's Investment Management Agreement with the Trust, on behalf of the Series. In addition, the Manager or the Trust may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

10. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the Investment Company Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

11. Voting Rights. The Manager shall be responsible for exercising any voting rights of any investments of the Series.

12. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser; (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement; or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Investment Company Act, the Advisers Act and the Securities Exchange Act of 1934.

   In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

   The Manager agrees to indemnify and hold harmless the Subadviser and any affiliated person or controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager; or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement.

   In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

13. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Series" means the affirmative vote, at a duly called and held meeting of shareholders of the Series, (1) of the holders of 67% or more of the shares of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present in person or by proxy; or (2) of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

   For the purposes of this Agreement, the terms "affiliated person," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act, and the term "controlling person" shall have the meaning defined in the 1933 Act, subject, however, to such exemptions as may be granted by the SEC under such Acts.

14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee provides in writing to the others for the delivery of such notices and communications, and shall be deemed to have been given at the time of delivery.

             If to the Manager:    ZURICH SCUDDER INVESTMENTS, INC.
                                   [Address]

             If to the Trust:      SCUDDER VARIABLE SERIES II
                                   [Name of Series]
                                   Two International Place
                                   Boston, MA 02110
                                   Attention: Secretary

             If to the Subadviser: [NAME OF SUBADVISER]
                                   [Address]

15. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or Manager in writing signed or sent by a person reasonably believed by the subadviser to be one of the persons whose names, addresses and specimen signatures shall be provided by the Trust or Manager from time to time.

16. Law. This Agreement is governed by and shall be construed in accordance with the laws of the Commonwealth of Massachusetts in a manner not in conflict with the provisions of the Investment Company
Act.

17. Limitation of Liability of the Trust, Trustees, and Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents, or shareholders of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with the Series must look solely to the property of the Series for the enforcement of any claims against the Series as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Series. No series of the Trust shall be liable for the obligations of any other series.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

   IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.


                                   ZURICH SCUDDER INVESTMENTS, INC.

Attest:________________________    By: ____________________________
Name:                              Name:
Title:                             Title:

                                   [NAME OF SUBADVISER]

Attest:________________________    By: ____________________________
Name:                              Name:
Title:                             Title:

                    Schedule A to the Subadvisory Agreement
 for the [Name of Fund] (the "Series"), a series of Scudder Variable Series II
                         (the "Trust"), made as of the
                                    [Date]
           between Zurich Scudder Investments, Inc. (the "Manager")
                  and [Name of Subadviser] (the "Subadviser")

                                 FEE SCHEDULE

   As compensation for its services described herein, the Subadviser shall receive from the Manager a monthly fee based on a percentage of the average daily net assets of the Series calculated according to the following annualized fee schedule:

        Net Assets                                       Annualized Rate
        ----------                                       ---------------
        [SVS Venture Value Portfolio:
        On the first $100 million                             0.500%
        On the next $400 million                              0.450%
        On amounts over $500 million                          0.400%]

        [SVS Strategic Equity Portfolio: on all amounts:      0.300%]

        [SVS Mid Cap Growth Portfolio:
        On the first $50 million                              0.550%
        On the next $200 million                              0.525%
        On amounts over $250 million                          0.500%]

   The "average daily net assets" of the Series shall be calculated at such time or times as the Board may determine in accordance with the provisions of the Investment Company Act of 1940, as amended. The value of the net assets of the Series shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Registration Statement of the Trust. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computation. If the Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Schedule A. Fees are charged monthly in arrears based on one-twelfth of the annual fee rate. Fees shall be prorated appropriately if the Subadviser does not perform services pursuant to this Subadvisory Agreement for a full month.

                                   EXHIBIT D

      INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY TURNER

                                 Market Value
                           (Millions)as of December           Annual Advisory Fee(% of
      Name of Fund                 31, 2001                   average daily net assets)
      ------------                 --------                   -------------------------
Caterpillar/Preferred Mid            $34.17                     0.75%
  Cap Growth Fund
Penn Series Mid Cap                  $45.92                     0.50% on first $100
  Growth Fund                                                   million;
                                                                0.45% over $100 million
Principal Partners MidCap            $21.65                     0.50%
  Growth Fund
Principal Investors Fund              $5.15                     0.50%
  Partners MidCap Growth
  Fund
Principal Variable                    $7.05                     0.50%
  Contract MidCap Growth
  Equity Fund
Turner Mid Cap Growth Fund          $745.6                      0.75%

                                   EXHIBIT E

        INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY OAK

                                                           Net Assets
                                                        (Millions) as of        Annual Advisory Fee
Name of Fund                                            December 31, 2001 (% of average daily net assets)
------------                                            ----------------- -------------------------------
Oak Associates Funds--The White Oak Growth Stock Fund       $3,486.1                   0.74%
The Target Portfolio Trust--Large Cap Growth Portfolio      $  179.7                   0.30%
Mutual of America Institutional Funds--All America Fund
  (Oak Associates portion)                                  $   54.8                   0.30%
Conseco Fund Group--Conseco 20 Fund                         $  127.5                   0.30%

                                   EXHIBIT F

        INFORMATON REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DSA

                                      Annual Management Fee Rate Approximate Net Assets as of
Name of Fund                            (as a % of net assets)        December 31, 2001
------------                          -------------------------- ----------------------------
Davis New York Venture Fund            0.75% to $250 million            $21,789,013,525
                                       0.65% next $250 million
                                       0.55% next $2.5 billion
                                       0.54% next $1 billion
                                       0.53% next $1 billion
                                       0.52% next $1 billion
                                       0.51% next $1 billion
                                       0.50% over $7 billion

Davis Variable Account Fund:                                          $     278,947,237
Davis Value Portfolio                  0.75%

MassMutual Institutional Funds:        0.45% to $100 million          $     507,661,578
MassMutual Large Cap Value Fund        0.40% next $400 million
                                       0.35% over $500 million

Masters' Select Funds Trust            0.60%                          $     102,535,912
(Litman/Gregory):
The Masters' Select Equity Fund

MML Series:                            0.45% to $100 million           $     36,164,286
Large Cap Value Fund                   0.40% next $400 million
                                       0.35% over $500 million

New England Zenith Fund:               0.45% to $100 million          $     926,542,184
Davis Venture Value Series             0.40% next $400 million
                                       0.35% over $500 million

Selected American Shares               0.65% to $500 million           $  5,562,806,071
                                       0.60% next $500 million
                                       0.55% next $2 billion
                                       0.54% next $1 billion
                                       0.53% next $1 billion
                                       0.52% next $1 billion
                                       0.51% next $1 billion
                                       0.50% over $7 billion

Strategic Partners Annuity One:        0.45% to $100 million          $      93,802,866
SP Davis Value Portfolio               0.40% next $400 million
                                       0.35% over $500 million

Strategic Partners Opportunity Funds:  0.50% to $1 billion            $     132,448,166
Strategic Partners Focused Value Fund  0.40% over $1 billion
(DSA Portion)

                                Annual Management Fee Rate Approximate Net Assets as of
Name of Fund                      (as a % of net assets)        December 31, 2001
------------                    -------------------------- ----------------------------
Style Select Series:             0.45% to $100 million            $    43,130,301
Value Portfolio                  0.40% next $400 million
                                 0.35% over $500 million

Style Select Series:             0.45% to $100 million            $    30,971,237
Large-Cap Value Portfolio        0.40% next $400 million
                                 0.35% over $500 million

Manufacturers Investment Trust:  0.45% to $100 million            $   111,213,475
Fundamental Value Trust          0.40% next $400 million
                                 0.35% over $500 million

AXP Partners:                    0.45% to $100 million            $   153,390,069
Fundamental Value Fund           0.40% next $400 million
                                 0.35% over $500 million

Sunlife Capital Advisers Trust:  0.45% to $100 million            $    32,068,927
SC Davis Venture Value Fund      0.40% next $400 million
                                 0.35% over $500 million

SunAmerica Series Trust:         0.45% to $100 million            $ 2,445,424,089
Davis Venture Value Portfolio    0.40% next $400 million
                                 0.35% over $500 million

                                  APPENDIX 1

                         INFORMATION REGARDING SCUDDER

   Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

   As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

   On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

   The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

  Directors and Officers of Scudder

   Steven M. Gluckstern, 105 East 17th Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets LLC.

   Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

   Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

   Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

   Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

   Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Laurence W. Cheng, 54 Thompson Street, New York, New York, 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

   Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc.

   Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

   Appendix 7 includes information regarding each officer of the Trust who is associated with Scudder.

   Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreements or on its ability to operate its businesses in a manner consistent with its current practices.

   Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Scudder Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each Zurich Scudder Investments Supplemental Employee Retirement Plan, Zurich Scudder Investments Executive defined Contribution Plan and Zurich Scudder Investments Special Incentive Compensation Plan, upon consummation of the Transaction, the respective accounts of each participant in such Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.

   Scudder also informed the Portfolios that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates) securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.

                                  APPENDIX 2

                        FEES PAID TO SFAC, SISC AND SDI

                                Fiscal   Aggregate  Aggregate Fee Aggregate Fee
Portfolio                      Year End Fee to SFAC    to SISC       to SDI
---------                      -------- ----------- ------------- -------------
SVS Mid Cap Growth Portfolio   12/31/01   $   291        $0            $0
SVS Strategic Equity Portfolio 12/31/01   $     0        $0            $0
SVS Venture Value Portfolio    12/31/01   $23,755        $0            $0

                                  APPENDIX 3

   PORTFOLIO MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE MANAGEMENT FEES

                                                                                  Aggregate
                                                                                  Management
Portfolio                      Fiscal Year  Net Assets    Management Fee Rate    Fee Paid/+ */
---------                      ----------- ------------ ------------------------ ------------
SVS Mid Cap Growth Portfolio    12/31/01    $48,190,650 1.000% to $250 million   $111,241/++/
                                                        0.950% to $250 million
                                                        0.950% next $500 million
                                                        0.925% next $1.5 billion
                                                        0.900% over $2.5 billion
SVS Strategic Equity Portfolio  12/31/01   $ 43,784,980 0.950% to $250 million   $105,265/++/
                                                        0.925% next $250 million
                                                        0.900% next $500 million
                                                        0.875% next $1.5 billion
                                                        0.850% over $2.5 billion
SVS Venture Value Portfolio     12/31/01   $108,785,954 0.950% to $250 million   $262,447
                                                        0.925% next $250 million
                                                        0.900% next $500 million
                                                        0.875% next $1.5 billion
                                                        0.850% over $2.5 billion

--------
/*/ The aggregate management fee paid amounts for each Portfolio's most recently completed fiscal year, unless otherwise noted.
/+/ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder.
/++/ After waiver and/or expense limitation.

                                  APPENDIX 4

              DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

                                             Current                     Termination
                                Date of     Investment   New Investment  Date (Unless
                                Current     Management     Management   Continued) For
                               Investment Agreement Last   Agreement    New Investment
                               Management  Approved By    Approved By     Management
Portfolio                      Agreement   Shareholders     Trustees      Agreement
---------                      ---------- -------------- -------------- --------------
SVS Mid Cap Growth Portfolio     5/1/01       5/1/01         2/4/02        9/30/02
SVS Strategic Equity Portfolio   5/1/01       5/1/01         2/4/02        9/30/02
SVS Venture Value Portfolio      5/1/01       5/1/01         2/4/02        9/30/02

                                  APPENDIX 5

                         PORTFOLIO SHARES OUTSTANDING

   The table below sets forth the number of shares outstanding for each Portfolio as of December 31, 2001.

          Portfolio                      Number of Shares Outstanding
          ---------                      ----------------------------
          SVS Mid Cap Growth Portfolio             5,463,686
          SVS Strategic Equity Portfolio           5,764,587
          SVS Venture Value Portfolio             11,449,266

                                  APPENDIX 6

              BENEFICIAL OWNERS OF 5% OR MORE OF PORTFOLIO SHARES

                                                                         Number of
Portfolio        Name and Address of Beneficial Owner                    Shares    Percentage
---------        ------------------------------------                    ------    ----------
SVS Mid Cap      Allmerica Life Insurance Company, 440 Lincoln Street,
Growth Portfolio Worcester, MA 01653                                       717,347   13.29

                 Farmer's Life Insurance Company, 3003 77th Avenue S.E.,
                 Mercer Island, WA 98040                                 4,605,283   85.37

SVS Strategic    Allmerica Life Insurance Company, 440 Lincoln Street,
Equity Portfolio Worcester, MA 01653                                       996,022   17.34

SVS Strategic    Farmer's Life Insurance Company, 3003 77th Avenue S.E.,
Equity Portfolio Mercer Island, WA 98040                                 4,663,368   81.22

SVS Venture      Farmer's Life Insurance Company, 3003 77th Avenue S.E.,
Value Portfolio  Mercer Island, WA 98040                                 9,206,136   80.99

SVS Venture      Allmerica Life Insurance Company, 440 Lincoln Street,
Value Portfolio  Worcester, MA 01653                                     2,068,584   18.19

                                  APPENDIX 7

                                   OFFICERS

   The following persons are officers of the Trust:

                           Present Office with the Trust;
                              Principal Occupation or          Year First Became
Name (age)                        Employment/(1)/                an Officer/(2)/
----------                 ------------------------------     ------------------
Mark S. Casady (41)         Trustee and President;                   1998
                            Managing Director, Scudder.

Linda C. Coughlin (50)      Trustee, Vice President and              2001
                            Chairperson; Managing
                            Director, Scudder.

Philip J. Collora (56)      Vice President and Assistant             1992
                            Secretary; Attorney, Senior
                            Vice President, Scudder.

Kathryn L. Quirk (49)       Vice President; Managing                 1998
                            Director, Scudder.

Richard L. Vandenberg (52)  Vice President; Managing                 1997
                            Director, Scudder; formerly,
                            Senior Vice President and
                            portfolio manager with an
                            unaffiliated investment
                            management firm.

J. Patrick Beimford (51)    Vice President; Managing                 2001
                            Director, Scudder.

Robert S. Cessine (52)      Vice President; Managing                 1996
                            Director, Scudder.

Irene T. Cheng (47)         Vice President; Managing                 2000
                            Director, Scudder.

Jan C. Faller (35)          Vice President; Senior Vice              2000
                            President, Scudder;
                            formerly, bond and currency
                            investment manager at an
                            unaffiliated asset
                            management firm.

Carol L. Franklin (49)      Vice President                           2001
                            Vice President; Managing
                            Director, Scudder.

William Gadsden (47)        Vice President; Managing                 2002
                            Director, Scudder.

Sewall Hodges (47)          Vice President; Managing                 2000
                            Director, Scudder.

William E. Holzer (52)      Vice President; Managing                 2001
                            Director, Scudder.

                              Present Office with the Trust;
                                 Principal Occupation or       Year First Became
Name (age)                           Employment/(1)/             an Officer/(2)/
----------                    ------------------------------  ------------------
Frank J. Rachwalski, Jr. (56)  Vice President; Managing              1995
                               Director, Scudder.

Harry E. Resis, Jr. (56)       Vice President; Managing              1995
                               Director, Scudder.

Thomas F. Sassi (59)           Vice President; Managing              1998
                               Director, Scudder.

Jesse Stuart (35)              Vice President; Senior                2002
                               Vice President, Scudder.

Robert D. Tymoczko (32)        Vice President; Senior                2000
                               Vice President, Scudder.

Linda J. Wondrack (37)         Vice President; Managing              1998
                               Director, Scudder.

Gary French (50)               Treasurer; Managing                   2002
                               Director, Scudder.

John R. Hebble (43)            Assistant Treasurer; Senior           1998
                               Vice President, Scudder.

Brenda Lyons (38)              Assistant Treasurer; Senior           1998
                               Vice President, Scudder.

Thomas Lally (34)              Assistant Treasurer; Senior           2001
                               Vice President, Scudder.

John Millette (39)             Secretary; Vice President,            2001
                               Scudder.

Caroline Pearson (39)          Assistant Secretary;                  1998
                               Managing Director,
                               Scudder; formerly,
                               Associate, Dechert Price
                               & Rhoads (law firm) 1989
                               to 1997.

--------
/(1)/ Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.
/(2)/ The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Trust.

Q&A continued

--------------------------------------------------------------------------------

Q Will the investment management fee rate be the same upon approval of the new investment management agreement?

A Yes, the investment management fee rate applicable to your Portfolio under the new investment management agreement is the same as that currently in effect.

Q  How does my Portfolio's board recommend that I vote?

A After careful consideration, the members of your Portfolio's Board, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation" and "Board Considerations" in Proposal 1.

Q Will my Portfolio pay for the proxy solicitation and legal costs associated with this transaction?

A No, neither you nor your Portfolio will bear any costs associated with the proposed Transaction. Scudder has agreed to bear these costs.

Q  How can I vote my shares?

A You may choose from one of the following options as described in more detail on the proxy card(s):
..    by mail, using the enclosed proxy card(s) and return envelope;
..    in person at the shareholder meeting.

Voting through the Internet may be offered for your Portfolio. Please see the enclosed proxy card(s) for more information.

Q  What should I do if I receive more than one proxy card?

A Because each Portfolio's shareholder must vote separately, you are being sent a proxy card for each Portfolio account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

Q  Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder Communications, your Portfolio's information agent, at (866) 515-0336.

--------------------------------------------------------------------------------
thank you

FOR MAILING YOUR PROXY CARD PROMPTLY!

--------------------------------------------------------------------------------

We appreciate your continuing support and look forward to serving your future investment needs.


For more information, please contact Georgeson Shareholder

Communications, your Portfolio's information agent, at (866) 515-0336.

--------------------------------------------------------------------------------
                                                                      SVS II #9

            SCUDDER
          INVESTMENTS

PO Box 219151, Kansas City, MO 64121-9151

                             YOUR VOTE IS IMPORTANT!



PORTFOLIO NAME PRINTS HERE      Special Meeting of Shareholders - March 28, 2002

I hereby appoint Philip J. Collora, John Millette, Caroline Pearson and Kathryn
L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced portfolio (the "Portfolio"), a series of Scudder Variable Series II, that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Portfolio to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, and at any adjournments or postponements thereof.

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Portfolio's Secretary or by voting in person at the Special Meeting.

                                   PLEASE SIGN, DATE AND RETURN PROMPTLY
                                       IN THE ENCLOSED ENVELOPE. NO
                                           POSTAGE IS REQUIRED.

                                                     Dated______________, 2002

                                  --------------------------------------------


                                  --------------------------------------------
                                    Signature(s) of Shareholder(s)


                                  Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                                                          SVS II

   LABEL BELOW FOR                MIS EDITS: # OF CHANGES___/___PRF 1__PR 2__
   MIS USE ONLY!
   SCUDDER VARIABLE               OK TO PRINT AS IS*____* By signing thi form
   SERIES II                      you are authorizing MIS to print this form
   STATEMENT #9                   in its current state.
   ORIGINAL 2-12-02 KD
   JOHN (SKSVS9F)                 ____________________________________________
   REVIEW #1 2-12-02 KD           SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
   REVISION #1 2-13-02




                    Please fill in box(es) as shown using black
                    or blue ink or number 2 pencil.            [X]
                    PLEASE DO NOT USE FINE POINT PENS.



                             YOUR VOTE IS IMPORTANT!

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of your Portfolio's Board. The Board of each Portfolio recommends that shareholders vote FOR all Proposals.

                                                     FOR     AGAINST    ABSTAIN

PROPOSAL 1
To approve a new investment management
agreement for the Portfolio with Zurich
Scudder Investments, Inc.                            [_]       [_]        [_]

PROPOSAL 2 (For shareholders of SVS Mid
Cap Growth Portfolio only) to approve a
new sub-advisory agreement between the
Portfolio's investment manager and
Turner Investment Partners, Inc.                     [_]       [_]        [_]

PROPOSAL 3 (For shareholders of SVS
Strategic Equity Portfolio only) to
approve a new sub-advisory agreement
between the Portfolio's investment
manager and Oak Associates, Ltd.                     [_]       [_]        [_]

PROPOSAL 4 (For shareholders of SVS
Venture Value Portfolio only) to approve
a new sub-advisory agreement between the
Portfolio's investment manager and
Davis Selected Advisors, L.P.                        [_]       [_]        [_]

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

                                                                       SVS II #9